Provision for Income taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Provision for Income taxes
Note 16. Provision for Income taxes

Prior to the Spin-off, certain of our operations in the U.S. were included in Archrock’s consolidated federal and state tax returns, and therefore our current and deferred tax provision for applicable periods was computed on a separate return basis. Subsequent to the Spin-off, we file our own consolidated federal and state tax returns in the U.S.

The components of income (loss) before income taxes were as follows (in thousands):

	Years Ended December 31,
	2017	2016	2015
United States	$(43,403)	$(129,864)	$(7,702)
Foreign	60,242	82,340	69,065
Income (loss) before income taxes	$16,839	$(47,524)	$61,363

The provision for income taxes consisted of the following (in thousands):

	Years Ended December 31,
	2017	2016	2015
Current tax provision (benefit):
U.S. federal	$—	$(131)	$383
State	250	(792)	1,201
Foreign	25,638	54,075	63,692
Total current	25,888	53,152	65,276
Deferred tax provision (benefit):
U.S. federal	(5,102)	62,672	(29,962)
State	(15)	2,306	(484)
Foreign	1,924	6,112	4,608
Total deferred	(3,193)	71,090	(25,838)
Provision for income taxes	$22,695	$124,242	$39,438

The provision for income taxes for 2017, 2016 and 2015 resulted in effective tax rates on continuing operations of 134.8%, (261.4)% and 64.3%, respectively. The reasons for the differences between these effective tax rates and the U.S. statutory rate are as follows (in thousands):

	Years Ended December 31,
	2017	2016	2015
Income taxes at U.S. federal statutory rate of 35%	$5,894	$(16,633)	$21,477
State income taxes net of federal tax benefit	361	(1,841)	466
Foreign tax rate differential	44,868	29,428	38,984
Foreign tax credits	(11,224)	(9,492)	(17,398)
Research and development credits	—	(1,024)	(24,938)
Unrecognized tax benefits	3,332	3,629	6,001
Change in valuation allowances	(48,059)	124,850	19,950
Proceeds from sale of joint venture assets	—	(3,641)	(5,315)
Capital contributions or distributions related to Spin-off	(1,084)	(2,887)	(77)
Change in U.S. deferred taxes related to Tax Reform Act	15,518	—	—
Transition Tax	10,060	—	—
Other	3,029	1,853	288
Provision for income taxes	$22,695	$124,242	$39,438

Tax legislation enacted and signed into law in 2017 in the U.S. and in Argentina resulted in changes to the statutory tax rates at which certain deferred tax assets and liabilities are recorded. These rate changes resulted in a current period reconciling items between income tax recorded at the U.S. statutory rate and the company’s provision for income taxes of $15.5 million and $(3.1) million, respectively. In the U.S., the valuation allowance that had been previously recorded was reduced as a result of the U.S. statutory rate changes.

Deferred income tax balances are the direct effect of temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities are as follows (in thousands):

	December 31,
	2017	2016
Deferred tax assets:
Net operating loss carryforwards	$86,060	$151,393
Foreign tax credit carryforwards	92,734	81,510
Research and development credit carryforwards	31,251	31,251
Alternative minimum tax credit carryforwards	5,575	5,055
Deferred revenue	32,496	34,373
Other	47,496	49,717
Subtotal	295,612	353,299
Valuation allowances	(222,049)	(276,230)
Total deferred tax assets	73,563	77,069
Deferred tax liabilities:
Property, plant and equipment	(47,954)	(67,139)
Other	(24,805)	(15,615)
Total deferred tax liabilities	(72,759)	(82,754)
Net deferred tax assets (liabilities)	$804	$(5,685)

During the year ended December 31, 2017, our Brazil subsidiary entered into two tax programs: 1) the Tax Regularization Program (the “PRT Program”) pursuant to Brazil Provisional Measure No. 766 issued on January 4, 2017 and 2) the Tax Special Regularization Program (the “PERT Program”) pursuant to Brazil Provisional Measure No. 783 issued on May 31, 2017. These programs allow for the partial settling of debts, both income tax debts and non-income-based tax debts, due by November 30, 2016 and April 30, 2017 to Brazil’s Federal Revenue Service for the PRT Program and PERT Program, respectively, with the use of tax credits, including income tax loss carryforwards. A $15.2 million income tax benefit was recorded during the year ended December 31, 2017 attributable to the reversal of valuation allowances against certain deferred tax assets related to income tax loss carryforwards that were utilized under the PRT Program and PERT Program, including interest income. Additionally, during the year ended December 31, 2017, we incurred $1.8 million in penalties, which is reflected in other (income) expense, net, in our statements of operations, and $2.4 million in interest expense, which is reflected in interest expense in our statements of operations, attributable to the settling of non-income-based tax debts in connection with the PRT Program and the PERT Program.

At December 31, 2017, we had U.S. federal net operating loss carryforwards of approximately $118.3 million that are available to offset future taxable income. If not used, the carryforwards begin to expire in 2024. We also had approximately $181.1 million of net operating loss carryforwards in certain foreign jurisdictions (excluding discontinued operations), approximately $148.0 million of which has no expiration date, $7.7 million of which is subject to expiration from 2018 to 2022, and the remainder of which expires in future years through 2037. Foreign tax credit carryforwards of $92.7 million, research and development credits carryforwards of $31.3 million and alternative minimum tax credit carryforwards of $5.6 million are available to offset future payments of U.S. federal income tax. The foreign tax credits will expire in varying amounts beginning in 2020 and research and development credits will expire in varying amounts beginning in 2028. The corporate Alternative Minimum Tax (“AMT”) has been repealed for tax years beginning after December 31, 2017. Companies with AMT credits that have not been utilized may claim a refund in future years for those credits even when no income tax liability exists. We expect our existing AMT credits to be fully utilized or refunded by 2021.

We record valuation allowances when it is more-likely-than-not that some portion or all of our deferred tax assets will not be realized. The ultimate realization of the deferred tax assets depends on the ability to generate sufficient taxable income of the appropriate character and in the appropriate taxing jurisdictions in the future. If we do not meet our expectations with respect to taxable income, we may not realize the full benefit from our deferred tax assets which would require us to record a valuation allowance in our tax provision in future years. Management assesses all available positive and negative evidence to estimate our ability to generate sufficient future taxable income of the appropriate character, and in the appropriate taxing jurisdictions, to permit use of our existing deferred tax assets. A significant piece of objective negative evidence is a cumulative loss incurred over a three-year period in a taxing jurisdiction. Prevailing accounting practice is that such objective evidence would limit the ability to consider other subjective evidence, such as our projections for future growth.

We incurred a three-year cumulative loss in the U.S. during 2016. Due to this significant negative evidence of cumulative losses, which outweighed the positive evidence of firm sales backlog and projected future taxable income, we were no longer able to support that it was more-likely-than-not that we will have sufficient taxable income of the appropriate character in the future that will allow us to realize our U.S. deferred tax assets. During the year ended December 31, 2016, we recorded a full valuation allowances against our U.S. deferred tax assets resulting in an additional charge of $119.8 million, of which 65.5 million related to U.S. deferred tax assets that existed at December 31, 2015.

Pursuant to Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (the “Code”), utilization of loss carryforwards and credit carryforwards, such as foreign tax credits, will be subject to annual limitations due to the historical ownership changes of both Hanover Compressor Company (“Hanover”) and Universal Compression Holdings, Inc. (“Universal”). In general, an ownership change, as defined by Section 382 of the Code, results from transactions increasing the ownership of certain stockholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period. The merger of Hanover and Universal to form Archrock (formerly Exterran Holdings, Inc.) in August 2007 resulted in such an ownership change for both Hanover and Universal. Our ability to utilize loss carryforwards and credit carryforwards against future U.S. federal income tax may be limited. The limitations may cause us to pay U.S. federal income taxes earlier; however, we do not currently expect that any loss carryforwards or credit carryforwards will expire as a result of these limitations.

We consider the earnings of certain of our subsidiaries to be indefinitely reinvested, and accordingly, we have not provided for taxes on these unremitted earnings. If we were to make a distribution from the unremitted earnings of these subsidiaries, we would be subject to taxes payable to various jurisdictions. If our expectations were to change regarding future tax consequences, we may be required to record additional deferred taxes that could have a material effect on our consolidated statement of financial position, results of operations or cash flows. Due to the timing of the enactment of the Tax Reform Act, as discussed below, it is not practicable to estimate the amount of indefinitely reinvested earnings or the deferred tax liability related to the indefinitely reinvested earnings due to the complexities associated with the underlying hypothetical calculations.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation. The Tax Reform Act makes broad and complex changes to the U.S. tax code, including, but not limited to, (1) reducing the U.S. federal corporate tax rate from 35% to 21%; (2) requiring companies to pay a one-time transition tax on certain unrepatriated earnings of foreign subsidiaries; (3) generally eliminating U.S. federal income taxes on dividends from foreign subsidiaries; (4) requiring a current inclusion in U.S. federal taxable income of certain earnings of controlled foreign corporations; (5) eliminating the corporate AMT and changing how existing AMT credits can be realized; (6) creating the base erosion anti-abuse tax (“BEAT”), a new minimum tax; (7) creating a new limitation on deductible interest expense; and (8) changing rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017. Guidance under U.S. GAAP requires that the impact of tax legislation be recognized in the period in which the law was enacted.

In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118, which addresses how a company recognizes provisional amounts when a company does not have the necessary information available, prepared or analyzed (including computations) in reasonable detail to complete its accounting for the effect of the changes in the Tax Reform Act. The measurement period ends when a company has obtained, prepared and analyzed the information necessary to finalize its accounting, but cannot extend beyond one year.

For the year ended December 31, 2017, our provision for income tax included the reversal of previously recorded valuation allowances of $5.6 million against our U.S. AMT carryforwards due to the Tax Reform Act which provides for the cancellation of the AMT and allows for a future refund and/or credit against regular income tax carry forwards. In addition, as a result of the reduction in the U.S. corporate tax rate from 35% to 21%, we recorded a provisional estimate of $15.5 million due to the re-measurement of deferred tax assets and liabilities and recorded a provisional estimate of $10.1 million due to the transition tax on undistributed earnings. Both of these were offset by a tax benefit from the reduction of the valuation allowance previously recorded against our U.S. deferred tax assets.

Finally, both the tax charges associated with the re-measurement of deferred tax assets and liabilities due to the reduction in the corporate tax rate and the transition tax, and the tax benefit associated with the reduction of the valuation allowance represent provisional amounts. The provisional amounts incorporate assumptions made based upon our current interpretation of the Tax Reform Act and may change as we receive additional clarification and implementation guidance. While we are able to make reasonable estimates of the impact of the reduction in corporate rate and the deemed repatriation transition tax, the final impact of the Tax Reform Act may differ from these estimates, due to, among other things, changes in our interpretations and assumptions, additional guidance that may be issued by the government and actions we may take resulting from these enacted tax laws. We are continuing to analyze additional information to determine the final impact as well as other impacts of the Tax Reform Act. Any adjustments recorded to the provisional amounts will be included in income from operations as an adjustment to our 2018 financial statements.

While the Tax Reform Act provides for a territorial tax system, beginning in 2018, it includes two new U.S. tax base erosion provisions: the global intangible low-taxed income (“GILTI”) provisions and the base-erosion and anti-abuse tax (“BEAT”) provisions. The GILTI provisions require us to include foreign subsidiary earnings in excess of an allowable return on the foreign subsidiary’s tangible assets in our U.S. income tax return.

Because of the complexity of the new GILTI tax rules, we will continue to evaluate this provision of the Tax Reform Act and the application of ASC 740, Income Taxes. Under U.S. GAAP, we are allowed to make an accounting policy choice of either (1) treating taxes due on future U.S. inclusions in taxable income related to GILTI as a current-period expense when incurred (the “period cost method”) or (2) factoring such amounts into our measurement of our deferred taxes (the “deferred method”). Our selection of an accounting policy with respect to the new GILTI tax rules will depend, in part, on analyzing our global income to determine whether we expect to have future U.S. inclusions in taxable income related to GILTI and, if so, what the impact is expected to be. We are in the process of analyzing the impact of the GILTI tax rules. Therefore, we have not made any adjustments related to potential GILTI tax in our consolidated financial statements and have not made a policy decision regarding whether to record deferred tax on GILTI for the year ended December 31, 2017.

The BEAT provisions in the Tax Reform Act eliminates the deduction of certain base-erosion payments made to related foreign corporations beginning in 2018, and impose a minimum tax if greater than regular tax. We are in the process of analyzing the impact of the BEAT provision but currently do not expect it will have a material impact on our provision for income tax.

A reconciliation of the beginning and ending amount of unrecognized tax benefits (including discontinued operations) is shown below (in thousands):

	Years Ended December 31,
	2017	2016	2015
Beginning balance	$18,237	$14,943	$8,356
Additions based on tax positions related to prior years	2,034	3,140	6,448
Additions based on tax positions related to current year	1,686	256	261
Reductions based on settlement with government authority	(241)	—	—
Reductions based on lapse of statute of limitations	(378)	(102)	(122)
Reductions based on tax positions related to prior years	(790)	—	—
Ending balance	$20,548	$18,237	$14,943

We had $20.5 million, $18.2 million and $14.9 million of unrecognized tax benefits at December 31, 2017, 2016 and 2015, respectively, which if recognized, would affect the effective tax rate (except for amounts that would be reflected in income (loss) from discontinued operations, net of tax). We also have recorded $4.3 million, $3.0 million and $3.0 million of potential interest expense and penalties related to unrecognized tax benefits associated with uncertain tax positions (including discontinued operations) as of December 31, 2017, 2016 and 2015, respectively. To the extent interest and penalties are not assessed with respect to unrecognized tax benefits, amounts accrued will be reduced and reflected as reductions in income tax expense.

We and our subsidiaries file consolidated and separate income tax returns in the U.S. federal jurisdiction and in numerous state and foreign jurisdictions. Certain of our operations were historically included in Archrock’s consolidated income tax returns in the U.S. federal and state jurisdictions. In addition, certain of Archrock’s operations were historically included in our separate income tax returns in state jurisdictions. Under the Code and the related rules and regulations, each corporation that was a member of the Archrock consolidated U.S. federal income tax reporting group during any taxable period or portion of any taxable period ending on or before the effective time of the Spin-off is jointly and severally liable for the U.S. federal income tax liability of the entire Archrock consolidated tax reporting group for that taxable period. In connection with the Spin-off, we entered into a tax matters agreement with Archrock that allocates the responsibility for prior period taxes of the Archrock consolidated tax reporting group between us and Archrock.

State income tax returns are generally subject to examination for a period of three to five years after filing the returns. However, the state impact of any U.S. federal audit adjustments and amendments remains subject to examination by various states for up to one year after formal notification to the states. As of December 31, 2017, we did not have any state audits underway that would have a material impact on our financial position or results of operations.

We are subject to examination by taxing authorities throughout the world, including major foreign jurisdictions such as Argentina, Brazil and Mexico. With few exceptions, we and our subsidiaries are no longer subject to foreign income tax examinations for tax years before 2006. Several foreign audits are currently in progress and we do not expect any tax adjustments that would have a material impact on our financial position or results of operations.

We believe it is reasonably possible that a decrease of up to approximately $9 million in unrecognized tax benefits may be necessary on or before December 31, 2018 due to the cash and non-cash settlement of audits and the expiration of statutes of limitations. However, due to the uncertain and complex application of tax regulations, it is possible that the ultimate resolution of these matters may result in liabilities which could materially differ from these estimates.